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                                                                    EXHIBIT 23.2

                      [letterhead of Deloitte & Touche LLP]

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Vornado Realty Trust on Form S-8 of our report dated March 1, 2001, appearing in the Annual Report on Form 10-K of Vornado Realty Trust for the year ended December 31, 2000.



DELOITTE & TOUCHE LLP
Parsippany, New Jersey
August 27, 2001














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